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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 15, 2004
                Date of Report (Date of earliest event reported)



                                  DSL.NET, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                   000-27525                 06-1510312
(State or other jurisdiction       (Commission                (IRS Employer
----------------------------       -----------                -------------
      of incorporation)            File Number)             Identification No.)


                              545 Long Wharf Drive
                          New Haven, Connecticut 06511
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                    (Address of principal executive offices)


                                 (203) 772-1000
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              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.


         Exhibit
         Number                            Exhibit
         ------                            -------

         99.01                          Press Release




ITEM 9.  REGULATION FD DISCLOSURE.

         DSL.net, Inc. has issued the press release that is attached hereto as, and is hereby incorporated by this reference from, Exhibit 99.01.

         The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by DSL.net, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DSL.net, Inc.



Dated:   April 16, 2004                       By: /s/ Robert J. DeSantis
                                                  ----------------------
                                              Name: Robert J. DeSantis
                                              Title: Chief Financial Officer



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                                INDEX TO EXHIBITS






       Exhibit
       Number                        Exhibit
       ------                        -------

       99.01                      Press Release